UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9390 Towne Centre Drive, Building 300, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 11, 2005, our compensation committee granted bonuses for the 2004 fiscal year in the amounts of $90,668, $64,948, $50,471 and $51,934 to Paul K. Laikind, Ph.D., our Chief Executive Officer and President, Mark D. Erion, Ph.D., our Executive Vice President of Research and Development, John W. Beck, C.P.A., our Vice President of Finance and Chief Financial Officer, and Edgardo Baracchini, Ph.D., M.B.A., our Vice President of Business Development, respectively.

Item 2.02                                             Results of Operations and Financial Condition.

On March 17, 2005, we announced financial results for the fourth quarter and fiscal year ended December 31, 2004 in the earnings release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01                                             Other Events.

On March 16, 2005, we issued a press release announcing that we had been notified by Sankyo Company, Ltd., our partner on the development of our product candidate CS-917, that two serious adverse events that involved apparent lactic acidosis occurred in an interaction study with the marketed diabetes drug metformin.  The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release of Metabasis Therapeutics, Inc. dated March 17, 2005.

99.2                           Press release of Metabasis Therapeutics, Inc. dated March 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

	By:	/s/ John W. Beck
John W. Beck Vice President of Finance, Chief Financial Officer and Treasurer

Date: March 17, 2005

INDEX TO EXHIBITS

99.1                           Press release of Metabasis Therapeutics, Inc. dated March 17, 2005.

99.2                           Press release of Metabasis Therapeutics, Inc. dated March 16, 2005.